Offerings - Offering: 1	Aug. 11, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.750% Subordinated Notes (Subordinated Deferrable Interest Notes)Due August 15, 2055
Amount Registered	393,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 393,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 60.17
Offering Note	None